UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TRIMERIS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A is being filed for the sole purpose of including the proxy card (the “Proxy”) to be sent by Trimeris, Inc. (the “Company”) to its stockholders on or about June 7, 2006 and referred to in the Schedule 14A filed by the Company on April 28, 2006 (the “Schedule 14A”). The Proxy was inadvertently omitted from the Schedule 14A. There are no other revisions or amendments to the Schedule 14A.

TRIMERIS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven D. Skolsky and Andrew L. Graham, jointly and severally, as proxies, with full power of substitution and resubstitution, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Trimeris, Inc. to be held on July 13, 2006, or at any postponements or adjournments thereof, as specified on the reverse, and to vote in his discretion on such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR ANY ADJOURNMENTS THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS JUST SIGN ON THE REVERSE SIDE, NO BOXES NEED BE CHECKED. TO WITHHOLD AUTHORITY TO VOTE FOR A DIRECTOR NOMINEE, MARK THE BOX “ABSTAIN.”

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TRIMERIS, INC. ANNUAL MEETING OF STOCKHOLDERS

JULY 13, 2006

PLEASE VOTE, DATE, AND SIGN AT THE BOTTOM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

☒ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.	Election of Directors:

The Board of Directors recommends a vote FOR the listed nominees:

	FOR	AGAINST	ABSTAIN

Dani P. Bolognesi, Ph.D.	☐	☐	☐

J. Richard Crout, M.D.	☐	☐	☐

Steven D. Skolsky	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposals.

2.	Ratification of Accountants: Ratification and approval of the selection of KPMG LLP as independent accountants for the fiscal year ending December 31, 2006.

☐  FOR  ☐  AGAINST  ☐  ABSTAIN

3.	Fifth Amendment to the Trimeris, Inc. Amended and Restated Stock Incentive Plan; Vote to approve an amendment to increase the number of shares of common stock available for issuance under the Stock Incentive Plan by 500,000 shares to a total of 6,252,941 shares of common stock.

☐  FOR  ☐  AGAINST  ☐  ABSTAIN

MARK BOX AT RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING  ☐

MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED BELOW  ☐

Please be sure to sign and date this Proxy

Date:

Stockholder sign here	Co-owner sign here

Note: Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.

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